UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2021
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GUILD HOLDINGS COMPANY
(Exact name of Registrant as Specified in Its Charter)
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Commission file number: 001-39645

Delaware	85-2453154
(State of Incorporation)	(IRS Employer Identification No.)

5887 Copley Drive, San Diego, California	92111
(Address of Principal Executive Offices)	(Zip Code)
(858) 560-6330
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	GHLD	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

2021 Annual Meeting of Stockholders
On May 6, 2021, Guild Holdings Company (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). There were 415,795,188 shares of common stock of the Company represented virtually or by proxy at the Annual Meeting, constituting approximately 98% of the outstanding shares of common stock on March 12, 2021, the record date for the Annual Meeting.

The matters voted upon at the Annual Meeting and the final results of such voting are set forth below:

Proposal 1: The election of two Class I directors to serve until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

NAME	FOR	WITHHELD	BROKER NON-VOTES
Mary Ann McGarry	413,978,097	497,539	1,319,552
Michael (“Mike”) C. Meyer	413,970,855	504,781	1,319,552

All director nominees were duly elected at the Annual Meeting. Each of the individuals named in the above table will serve as director until the 2024 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified.

Proposal 2: The ratification of the appointment of KPMG LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2021.

FOR	AGAINST	ABSTAIN
415,786,619	1,385	7,184

At the Annual Meeting, stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Proposal 3: The approval, on an advisory basis, of the frequency of future stockholder advisory votes on executive compensation.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
412,007,190	96,174	2,369,793	2,479

At the Annual Meeting, stockholders voted, on an advisory basis, to hold future stockholder advisory votes on executive compensation every year. The Company will include an annual advisory vote on executive compensation in its proxy materials (the frequency selected by the majority of the Company’s stockholders) once it is required to hold a say-on-pay vote until the next advisory vote on the frequency of future advisory votes on executive compensation, which will occur no later than the Company’s 2027 Annual Meeting of Stockholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUILD HOLDINGS COMPANY

Date: May 7, 2021	By:	/s/ Lisa I. Klika
Lisa I. Klika
Chief Compliance Officer
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